UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 9, 2013 (May 7, 2013)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 20th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On May 7, 2013, the United States Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), relating to the previously-announced pending merger (the “Merger”) of a controlled affiliate of Madison Dearborn Partners, LLC with and into National Financial Partners Corp. (the “Company”).

Termination of the HSR Act waiting period satisfies one of the conditions required for completion of the Merger. The Merger remains subject to additional conditions, including the approval of the Merger by Company stockholders, as described in the preliminary proxy statement filed by the Company on May 3, 2013.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the Merger may not be consummated in a timely manner, if at all; (2) the merger agreement may be terminated in circumstances that require the Company to pay a termination fee or reimburse certain expenses; (3) the diversion of management’s attention from the Company’s ongoing business operations; (4) the ability of the Company to retain and hire key personnel; (5) the failure of Madison Dearborn Partners to obtain the necessary financing to complete the Merger; (6) litigation relating to the Merger; (7) the effect of the announcement of the Merger on the Company’s business relationships, operating results and business generally; (8) competitive responses to the proposed Merger; and (9) the failure to obtain the requisite approvals to the Merger, such as stockholder approval or the approval of FINRA with respect to the indirect change in ownership of the Company’s broker-dealer subsidiaries. Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 15, 2013 and its Quarterly Report on Form 10-Q for the period ended March 31, 2013, filed with the SEC on May 3, 2013. Forward-looking statements speak only as of the date on which they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Important Information

In connection with the Merger, the Company has filed or intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The definitive proxy statement in connection with the proposed Merger will be mailed to the shareholders of the Company. The preliminary proxy statement, the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s web site, www.nfp.com, or by contacting Investor Relations by phone at 212-301-4000, by email at ir@nfp.com or by mail at 340 Madison Avenue, 20th Floor, New York, New York 10173.

Certain Information Regarding Participants

The Company and its executive officers, directors and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the executive officers and directors of the Company and their ownership of Company Common Stock is set forth in the preliminary proxy statement that was filed with the SEC on May 3, 2013. Investors and shareholders may obtain additional information regarding the interests of such potential participants by reading the preliminary proxy statement, the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: May 9, 2013

By:	/s/ Donna J. Blank
Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer